                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF l939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                   [_] CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       STATE STREET BANK AND TRUST COMPANY
          ------------------------------------------------------------
             (Exact name of trustee as specified in its charter)

            Massachusetts                              04-1867445
       ------------------------                  ------------------------
     (State of incorporation if                     (I.R.S. Employer
        not a national bank                        Identification No.)

               225 Franklin Street, Boston, Massachusetts 02110
          ------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

             John R. Towers, Executive Vice President and General
                                    Counsel,
                225 Franklin Street, Boston, Massachusetts 02110
                                (617) 654-3253
          ------------------------------------------------------------
          (Name, address and telephone number of agent for service)

                                 ATLAS AIR, INC.
          ------------------------------------------------------------
             (Exact name of obligor as specified in its charter)

              Delaware                                  84-1207329
       ------------------------                  -------------------------
  (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                  Identification No.)

                   538 Commons Drive, Golden, Colorado 80401
          ------------------------------------------------------------
             (Address of principal executive offices) (Zip Code)

                          9-1/4% Senior Notes due 2008
          ------------------------------------------------------------
                       (Title of the indenture securities)
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Item l.     General Information.

      Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject:

                  Department of Banking and Insurance of
                  The Commonwealth of Massachusetts
                  100 Cambridge Street
                  Boston, Massachusetts

                  Board of Governors of the Federal Reserve System Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers:

                  The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee or its parent, State Street Corporation.

Item l6. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

            l. A copy of the Articles of Association of the trustee as now in effect.

               A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            2. A copy of the Certificate of Authority of the trustee to do
               Business.

               A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities


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               and Exchange Commission as Exhibit 2 to Amendment No. 1 to the
               Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            3. A copy of the Certification of Fiduciary Powers of the Trustee.

               A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

            4. A copy of the By-laws of the trustee as now in effect.

               A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

            5. A consent of the trustee required by Section 32l(b) of the Act is annexed hereto as Exhibit 5 and made a part hereof.

            6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

               A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 6 and made a part hereof.


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                                      NOTES


            Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.


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                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 9th day of June, 1998.

                                    STATE STREET BANK AND TRUST
                                    COMPANY,
                                    Trustee



                                    By /s/  Steven Cimalore
                                       ----------------------
                                       Name:  Steven Cimalore
                                       Title:  Vice President


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                                    EXHIBIT 5


                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


      The undersigned, as Trustee under an Indenture entered into between Atlas Air, Inc. and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                    STATE STREET BANK AND TRUST
                                    COMPANY,
                                    Trustee



                                    By /s/ Steven Cimalore
                                       ---------------------
                                       Name: Steven Cimalore
                                       Title: Vice President




Dated:  June 9, 1998

                              EXHIBIT 6

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).

                                                                               Thousands of
ASSETS                                                                              Dollars
Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin....................      1,144,309
      Interest-bearing balances ............................................      9,914,704
Securities .................................................................                     10,062,052
Federal funds sold and securities purchased
      under agreements to resell in domestic offices
      of the bank and its Edge subsidiary ..................................      8,073,970
Loans and lease financing receivables:
      Loans and leases, net of unearned income 6,433,627
      Allowance for loan and lease losses ........88,820
      Allocated transfer risk reserve .................0
      Loans and leases, net of unearned income and allowances...............      6,344,807
Assets held in trading accounts ............................................      1,117,547
Premises and fixed assets ..................................................        453,576
Other real estate owned ....................................................            100
Investments in unconsolidated subsidiaries .................................         44,985
Customers' liability to this bank on acceptances outstanding ...............         66,149
Intangible assets ..........................................................        263,249
Other assets ...............................................................      1,066,572
                                                                                 ----------
Total assets ...............................................................     38,552,020
                                                                                 ==========
LIABILITIES

Deposits:
      In domestic offices ..................................................      9,266,492
            Noninterest-bearing ...............6,824,432
            Interest-bearing ..................2,442,060
      In foreign offices and Edge subsidiary ...............................     14,385,048
            Noninterest-bearing ..................75,909
            Interest-bearing .................14,309,136
Federal funds purchased and securities sold under
      agreements to repurchase in domestic offices of
      the bank and of its Edge subsidiary ..................................      9,949,994
Demand notes issued to the U.S. Treasury and Trading Liabilities ...........        171,783
Trading liabilities ........................................................      1,078,189
Other borrowed money .......................................................        406,583
Subordinated notes and debentures ..........................................              0
Bank's liability on acceptances executed and outstanding ...................         66,149
Other liabilities ..........................................................        878,947

Total liabilities ..........................................................     36,203,185
                                                                                 ----------
EQUITY CAPITAL
Perpetual preferred stock and related surplus ..............................              0
Common stock ...............................................................         29,931
Surplus ....................................................................        450,003
Undivided profits and capital reserves/Net unrealized holding gains (losses)      1,857,021
Cumulative foreign currency translation adjustments ........................         (6,256)
Total equity capital .......................................................      2,348,835
                                                                                 ----------
Total liabilities and equity capital .......................................     38,552,020
                                                                                 ----------


I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                 Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
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                                          David A. Spina
                                          Marshall N. Carter
                                          Truman S. Casnern


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